UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2021

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of J. Mitchell Dolloff as Chief Executive Officer

On November 9, 2021, the Board of Directors appointed J. Mitchell Dolloff as Chief Executive Officer of the Company, effective January 1, 2022. Mr. Dolloff, age 55, will continue to serve as President of the Company.

Mr. Dolloff joined Leggett in 2000 in the Mergers & Acquisitions department, transitioned to operations, and has successfully led various of our operations for the past two decades, including our global Automotive business and, more recently, our global Bedding business. Mr. Dolloff was appointed President of the Automotive Asia Division in 2011 and President of the Automotive Group in 2014. He became Senior Vice President and President of the Specialized Products segment in 2016 and was appointed Executive Vice President and President of the Specialized Products and Furniture Products segments in 2017. Mr. Dolloff transitioned to Chief Operating Officer in 2019 and assumed the role of President of the Bedding Products segment in 2020 through August of this year. He joined the Board of Directors in 2020.

In connection with his appointment, Mr. Dolloff will cease serving as Chief Operating Officer, effective January 1, 2022.

Mr. Dolloff’s compensation will be adjusted in connection with his appointment, as disclosed below. He will serve as President and CEO of the Company until his death, resignation, retirement or removal, or until his successor is appointed. Mr. Dolloff has no family relationships with any director or other executive officer of the Company and has no related person transactions with the Company.

Retirement of Karl G. Glassman as CEO and Appointment as Executive Chairman

On November 9, 2021, Karl G. Glassman notified the Company of his decision to retire as Chief Executive Officer, effective December 31, 2021. Upon receiving this notification, the Board appointed Mr. Glassman, age 63, to the position of Executive Chairman of the Board of Directors, to become effective January 1, 2022. As Executive Chairman, Mr. Glassman will continue to serve as an executive officer of the Company. Except as disclosed below, all compensatory or other agreements with Mr. Glassman remain unchanged.

Approval of 2022 Base Salaries for CEO and Executive Chairman

On November 9, 2021, the Human Resources and Compensation Committee of the Board of Directors (the “Committee”) and the independent directors of the Board of Directors approved the annual rate for the 2022 base salaries for Mr. Dolloff and Mr. Glassman as follows:

Named Executive Officers	2021 Annual Base Salary Rate	2022 Annual Base Salary Rate
J. Mitchell Dolloff, President & COO (President & CEO, effective 1/1/2022)	$800,000	$1,120,000
Karl G. Glassman, Chairman & CEO (Executive Chairman, effective 1/1/2022)	$1,225,000	$750,000

The base salaries of the Company’s other executive officers are expected to be reviewed by the Committee in February 2022.

Approval of 2022 Target Percentages under the Key Officers Incentive Plan for CEO and Executive Chairman

The Company’s executive officers are eligible to receive an annual cash incentive for 2021 under the 2020 Key Officers Incentive Plan (“KOIP”) (filed February 19, 2020 as Exhibit 10.1 to the Company’s Form 8-K) in accordance with the 2021 KOIP Award Formula (filed as Exhibit 10.2 to the Company’s Form 8-K filed February 24, 2021). The Company’s executive officers, including Mr. Dolloff and Mr. Glassman, are expected to be eligible to receive an annual cash incentive under the KOIP for 2022. The cash award for 2021 is, and for 2022 is expected to be, calculated by multiplying the executive’s annual base salary at the end of the KOIP plan year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula adopted by the Committee for that year. The 2021 KOIP Award Formula established two performance criteria: (i) Return on Capital Employed (60% Relative Weight), and (ii) Cash Flow or Free Cash Flow for certain executives (40% Relative Weight). The 2022 KOIP Award Formula is expected to be established by the Committee in February 2022. The 2021 Target Percentages, as well as the 2022 Target Percentages (which were approved by the Committee and the independent directors of the Board of Directors on November 9, 2021) for Mr. Dolloff and Mr. Glassman are shown in the following table.

Named Executive Officers	2021 KOIP Target Percentage	2022 KOIP Target Percentage
J. Mitchell Dolloff, President & COO (President & CEO, effective January 1, 2022)	100%	125%
Karl G. Glassman, Chairman & CEO (Executive Chairman, effective January 1, 2022)	125%	100%

The Target Percentages of the Company’s other executive officers are expected to be set by the Committee in February 2022. Attached and incorporated by reference as Exhibit 10.1 is the Company’s updated Summary Sheet of Executive Cash Compensation.

Setting of Long-Term Incentive Award Multiples for CEO and Executive Chairman for 2022

Equity-based long-term incentive (“LTI”) awards are expected to be granted to our executives in February 2022. Each executive officer is expected to receive an LTI award multiple (set by senior management and approved by the Committee), which, except for the Executive Chairman, is expected to be allocated between performance stock units (“PSUs”) making up 67% of the overall LTI award and restricted stock units (“RSUs”) making up 33% of the overall LTI award. Mr. Glassman, as Executive Chairman, is expected to receive 100% of his 2022 LTI award in RSUs. The number of PSUs and/or RSUs granted to each executive is expected to be determined by multiplying the executive’s annual base salary by his or her respective LTI award multiple and dividing this amount by the average closing price of the Company’s common stock for the 10 trading days following the applicable fourth quarter earnings release. Below are the 2021 LTI award multiples set by the Committee on February 23, 2021, and the 2022 LTI award multiples approved by the Committee and the independent directors of the Board of Directors on November 9, 2021, for Mr. Dolloff and Mr. Glassman:

Named Executive Officers	2021 LTI Multiple	2022 LTI Multiple
J. Mitchell Dolloff, President & COO (President & CEO, effective January 1, 2022)	343%	400%
Karl G. Glassman, Chairman & CEO (Executive Chairman, effective January 1, 2022)	480%	200%

The 2022 LTI award multiples for the Company’s other executive officers are expected to be set in February 2022.

Grant of Restricted Stock Units to CEO Upon Effective Date of Appointment

On November 9, 2021, the Committee and the independent directors of the Board of Directors approved a grant of RSUs to Mr. Dolloff. The grant date is expected to be January 1, 2022. The number of RSUs to be granted will be calculated by dividing $1,000,000 by the average closing share price of the Company’s stock for the 10 trading days following the 2021 third quarter earnings release.

The RSUs vest, provided that the executive remains employed with the Company, in one-third (1/3) increments on the first, second, and third anniversaries of the grant date. Upon vesting, each RSU is converted into one share of Company common stock and distributed, subject to reduction for tax withholding.

Generally, if the executive has a separation from service, before the RSUs vest, they are immediately forfeited. However, if the executive’s employment ends due to death or disability, or in certain circumstances due to a Change of Control of the Company, the award will become 100% vested immediately. In addition, if termination is due to retirement on or after age 65, or the date at which the combination of the executive’s age and years of service is greater than or equal to 70 years, the executive will continue to receive shares that will vest after the retirement date.

The RSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights. Also, the RSUs contain a non-solicitation covenant during employment and for one year after each vesting date.

The foregoing is only a brief description and summary of the terms and conditions of the Company’s 2021 Form of Restricted Stock Unit Award Agreement and is qualified in its entirety by reference to such document which was filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K, and is incorporated herein by reference.

Use of Company Aircraft for Personal Travel By CEO

Effective January 1, 2022, Mr. Dolloff will be allowed to use the Company aircraft for personal travel for him and his guests subject to (a) the aircraft not being scheduled for business purposes and (b) his reimbursing the Company for the aggregate incremental cost of such flights, including the costs of any deadhead flights necessitated by such personal use (subject to any applicable reimbursement limits imposed by the Federal Aviation Administration). Mr. Dolloff’s ability to use the Company aircraft for personal flights will remain in effect until the Committee repeals or modifies the conditions of his use. The Company will not provide tax reimbursements to Mr. Dolloff for any taxes arising from imputed income relating to his use of the Company aircraft for personal travel by him or his guests.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2021, the Board of Directors of the Company, on recommendation of the Nominating, Governance & Sustainability Committee, approved an amendment to Section 1.2 Business at Annual Meetings of the Company’s Bylaws. The amendment expands the disclosure requirements in a shareholder notice proposing business to be brought before an annual shareholder meeting to apply to the shareholder giving the notice, the beneficial owner on whose behalf the proposal is being made, and any affiliate or associate acting in concert with the shareholder or beneficial owner. Prior to the amendment, the disclosure requirements below only applied to the shareholder, except for (i) and (iv) below which applied to both the shareholder and beneficial owner. The disclosure requirements include:

(i)	the name, address and the number of shares owned;

(ii)	any Derivative Instruments (as more broadly defined in the Bylaws) owned;

(iii)	any proxy, contract, arrangement or understanding pursuant to which Company common stock is voted;

(iv)	any Short Interest (as more broadly defined in the Bylaws) to which the party is involved;

(v)	any Company dividend rights beneficially owned;

(vi)

any proportionate interest in Company common stock or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which the party is a general partner or beneficially owns an interest in a general partner; and

(vii)	any performance-related fees (other than asset-based fees) to which the party is entitled which is based on an increase or decrease in the value of Company common stock or Derivative Instruments.

Section 1.2 Business at Annual Meetings was also amended to add three new disclosure requirements to a shareholder notice proposing business to be brought before an annual shareholder meeting. These disclosure requirements are also applicable to the shareholder, any beneficial owner and any affiliate or associate acting in concert with the shareholder or beneficial owner. They include:

(viii)	any significant equity interests, Derivative Interests, or Short Interests in any principal competitor of the Company held by the party;

(ix)	any direct or indirect interest in any contract with the Company, its affiliates or principal competitors; and

(x)	all information that would be required in Schedule 13D under the Securities Exchange Act of 1934 if required to be filed.

The disclosure requirements in (i) through (ix) above are defined as “Disclosable Interests” in the Bylaws and also apply to the shareholder’s notice to propose or add a director nominee at the annual shareholder meeting.

Finally, Section 2.2 Advance Notice of Nominations was amended to require a director nominated for election by a shareholder, or group of shareholders, under our proxy access procedure to provide a completed and executed questionnaire with respect to the background and qualification of not only the director nominee but also of any other person or entity on whose behalf, directly or indirectly, the nomination is being made.

The amendments were effective upon approval. The preceding summary is qualified in its entirety by reference to the Bylaws, as amended through November 9, 2021. The Bylaws, as amended, and a copy of the Bylaws marked to show changes from the prior provisions, are included as Exhibit 3.2.1 and Exhibit 3.2.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company issued a Press Release, dated November 9, 2021, regarding the management changes described above, which is attached hereto and incorporated herein as Exhibit 99.1.

This information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

3.2.1*	Bylaws of the Company, as amended through November 9, 2021

3.2.2*	Bylaws of the Company, as amended through November 9, 2021, marked to show changes from the prior Bylaw provisions as amended through February 24, 2021

10.1*,**	Summary Sheet of Executive Cash Compensation

10.2**	2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

99.1***	Press Release, dated November 9, 2021

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH*	Inline XBRL Taxonomy Extension Schema

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith.
**	Denotes management contract or compensatory plan or arrangement.
***	Denotes furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: November 10, 2021	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President – General Counsel & Secretary